UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 26, 2024	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

305 N 54th Street,

Chandler, Arizona 85226

(Address of Principal Executive Offices) (Zip Code)

(480) 333-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2024, the Company's Compensation Committee, following consultation with the Company's compensation and legal advisors, approved cash retention bonuses (each, a “Retention Bonus”) and a form of Retention Bonus Agreement (the “Retention Bonus Agreement”) for the Company’s executive officers and other key employees (each, a “Participant”). The Retention Bonuses will enable the Company to retain and motivate the Participants through the previously disclosed disruptions to the Company's business.

Pursuant to the Retention Bonus Agreements, Participants will be paid the Retention Bonuses over the course of four quarterly installments during the twelve months beginning on or about May 1, 2024 (“Effective Date”), subject to the Participant’s continued active employment with the Company and other conditions set forth in the Retention Bonus Agreement, as follows:

% of Retention Bonus Paid	Date Paid to Participant
12.5%	3 months after Effective Date
12.5%	6 months after Effective Date
25.0%	9 months after Effective Date
50.0%	12 months after Effective Date

Management has allocated approximately $4.0 million for the Retention Bonus program. The Retention Bonuses received by our named executive officers are set forth in the table below. Our Interim Chief Executive Officer, John Ratigan, voluntarily withdrew from the program.

Name	Title	Retention Bonus
Michael A. Bondi	Chief Financial Officer	$334,750.13
Maria Hedden	Chief Operating Officer	$334,750.13
Donald E. Walther	Chief Legal Officer	$308,750.16
Nancy Stallone	Treasurer	$150,000.03

The above summary of the Retention Bonuses is qualified in its entirety by reference to the complete terms and conditions as set forth in the Retention Bonus Agreement, the form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Retention Bonus Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2024

COMTECH TELECOMMUNICATIONS CORP.

By:	/s/ Donald E. Walther
Name:	Donald E. Walther
Title:	Chief Legal Officer and Corporate Secretary

2